SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-50469



                        Date of Report: December 12, 2008





                             GREENSHIFT CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                            59-3764931
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State of other jurisdiction of                                  (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                 10019
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(Address of principal executive offices)                              (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         APPOINTMENT OF CERTAIN OFFICERS

On December 12, 2008, the Board of Directors of GreenShift appointed Edward R. Carroll, the Company's Chief Financial Officer, to the post of President and Chief Financial Officer. Mr. Carroll administers the Company's accounting and finance functions.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  December 15, 2008           GREENSHIFT CORPORATION

                                    By: /s/ Kevin Kreisler
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                                            Kevin Kreisler
                                            Chief Executive Officer